Exhibit 99.3

ORIENT PETROLEUM AND ENERGY, INC.
INDEMNIFICATION AGREEMENT

This Indemnification Agreement, dated as of March 7, 2011, is made by and between Orient Petroleum and Energy, Inc., a Nevada corporation (the “Company”), and Steven Shixian Wang (the “Indemnitee”).

RECITALS

A.           The Company and Indemnitee recognize the difficulties associated with obtaining liability insurance for the Company’s directors, officers, employees and other agents, including the rising cost of such insurance and the general reductions in the coverage of such insurance;

B.           The Company and Indemnitee recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees and other agents to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

C.           The Company desires to attract and retain the services of talented and experienced individuals, such as Indemnitee, to serve as directors, officers, employees and agents of the Company and its subsidiaries and wishes to indemnify its directors, officers, employees and other agents to the maximum extent permitted by law;

D.           Section 78.7502 of the Nevada Revised Statutes of the State of Nevada, under which the Company is organized (“Section 78.7502”), empowers the Company to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 78.7502 is not exclusive; and

E.           In order to induce Indemnitee to serve or continue to serve as a director, officer, employee or agent of the Company and/or one or more subsidiaries of the Company free from undue concern for claims for damages arising out of or related to such services to the Company and/or one or more subsidiaries of the Company, the Company has determined and agreed to enter into this Agreement with Indemnitee.

AGREEMENT

NOW, THEREFORE, Indemnitee and the Company hereby agree as follows:

1.           Definitions. As used in this Agreement:

(a)           “Agent” means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

(b)           “Board” means the Board of Directors of the Company.

(c)           A “Change of Control” shall mean the occurrence of (a) an acquisition after the date hereof by an individual or legal entity or group (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company, (b) a replacement at one time or over time of more than one-half of the members of the Board which is not approved by a majority of those individuals who are members of the Board on the date hereof (or by those individuals who are serving as members of the Board on any date whose nomination to the Board was approved by a majority of the members of the Board who are members on the date hereof), (c) the merger, consolidation or sale of fifty percent (50%) or more of the assets of the Company or any Subsidiary in one or a series of related transactions with or into another entity (other than an entity controlled by the Company), or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (a), (b) or (c).

(d)           “Disinterested Director” means a director of the Company who is not and was not a party to the matter in respect of which indemnification is sought by Indemnitee.

(e)           “Expenses” shall include all out of pocket costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements), actually and reasonably incurred by Indemnitee in connection with either the investigation, defense or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement, or Section 78.7502 or otherwise; provided, however, that “Expenses” shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a Proceeding.

(f)           “Independent Counsel” means a law firm, or a partner (or, if applicable, member) of such a law firm, or an independent practitioner, that is experienced in matters of corporation law. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

(g)           “Proceeding” means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, or investigative.

(h)           “Subsidiary” means any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

2.           Agreement to Serve. Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee serves as an Agent of the Company as of the date of this Agreement, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the By-laws of the Company or any subsidiary of the Company or until such time as Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment or other service with the Company by Indemnitee.

3.           Liability Insurance.

(a)           Maintenance of D&O Insurance. The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as an Agent of the Company and thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was an Agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors’ and officers’ liability insurance (“D&O Insurance”) in reasonable amounts from established and reputable insurers, as more fully described below.

(b)           Rights and Benefits. In all policies of D&O Insurance, Indemnitee shall qualify as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s independent directors (as defined by the insurer) if Indemnitee is such an independent director; of the Company’s non-independent directors if Indemnitee is not an independent director; of the Company’s officers if Indemnitee is an officer of the Company; or of the Company’s key employees, if Indemnitee is not a director or officer but is a key employee. If Indemnitee is not a director, officer or an employee of the Company, but rather is another agent of the Company, Indemnitee shall have rights and benefits under the D&O Policy as are reasonable and customary for agents serving in such a capacity.

(c)           Limitation on Required Maintenance of D&O Insurance. Notwithstanding the provisions of Sections 3(a) and 3(b) hereof, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that: such insurance is not reasonably available; the premium costs for such insurance are disproportionate to the amount of coverage provided; the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit; Indemnitee is covered by similar insurance maintained by a subsidiary of the Company; the Company is to be acquired and a tail policy of reasonable terms and duration is purchased for pre-closing acts or omissions by Indemnitee; or the Company is to be acquired and D&O Insurance will be maintained by the acquirer that covers pre-closing acts and omissions by Indemnitee.

4.           Mandatory Indemnification. Subject to the terms of this Agreement:

(a)           Third Party Actions. If Indemnitee is a person who was or is a party or is threatened to be made a party to, or is otherwise involved in, any Proceeding (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, the Company shall indemnify Indemnitee against all Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding.

(b)           Actions where Indemnitee is Deceased. If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, and if, prior to, during the pendency of or after completion of such Proceeding Indemnitee is deceased, the Company shall indemnify Indemnitee’s heirs, executors and administrators against all Expenses and liabilities of any type whatsoever to the extent Indemnitee would have been entitled to indemnification pursuant to this Agreement were Indemnitee still alive.

(c)           Certain Terminations. The termination of any Proceeding or of any claim, issue, or matter therein by judgment, order, settlement, or conviction, or upon a plea of nolocontendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

(d)           Limitations. Notwithstanding the provisions of Sections 4(a), 4(b) and 4(c) hereof, the Company shall not be obligated to indemnify Indemnitee for Expenses or liabilities of any type whatsoever for which payment (and the Company’s indemnification obligations under this Agreement shall be reduced by such payment) is actually made to or on behalf of Indemnitee, by the Company or otherwise, under an insurance policy, or under a valid and enforceable indemnity clause, by law or agreement; and, in the event the Company has previously made a payment to Indemnitee for an Expense or liability of any type whatsoever for which payment is actually made to or on behalf of Indemnitee under an insurance policy, or under a valid and enforceable indemnity clause, by law or agreement, Indemnitee shall return to the Company the amounts subsequently received by the Indemnitee from such other source of indemnification.

5.	Indemnification for Expenses in a Proceeding in Which Indemnitee is Wholly or Partly Successful.

(a)           Successful Defense. Notwithstanding any other provisions of this Agreement, to the extent Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding (including, without limitation, an action by or in the right of the Company) in which Indemnitee was a party by reason of the fact that Indemnitee is or was an Agent of the Company at any time, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of Indemnitee in connection with the investigation, defense or appeal of such Proceeding.

(b)           Partially Successful Defense. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is a party to or a participant in any Proceeding (including, without limitation, an action by or in the right of the Company) in which Indemnitee was a party by reason of the fact that Indemnitee is or was an Agent of the Company at any time and is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of Indemnitee in connection with each successfully resolved claim, issue or matter.

(c)           Dismissal. For purposes of this Section 5 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

6.           Notice and Other Indemnification Procedures.

(a)           Notice by Indemnitee. Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, Indemnitee shall, if Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company in writing of the commencement or threat of commencement thereof.

(b)           Insurance. If the Company receives notice pursuant to Section 6(a) hereof of the commencement of a Proceeding that may be covered under D&O Insurance then in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies.

(c)           Defense. In the event the Company shall be obligated to pay the Expenses of any Proceeding against Indemnitee, the Company shall be entitled to assume the defense of such Proceeding, with counsel selected by the Company and approved by Indemnitee (which approval shall not be unreasonably withheld), upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ his or her own counsel in any such Proceeding at Indemnitee’s expense; and (ii) Indemnitee shall have the right to employ his or her own counsel in any such Proceeding at the Company’s expense if (A) the Company has authorized the employment of counsel by Indemnitee at the expense of the Company, (B) Indemnitee shall have reasonably concluded based on the written advice of Indemnitee’s legal counsel that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, (C) after a Change of Control not approved by a majority of the members of the Board who were directors immediately prior to such Change of Control, the employment of counsel by Indemnitee has been approved by Independent Counsel, or (D) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding.

7.           Right to Indemnification.

(a)           Determination of Right to Indemnification. To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is (i) reasonably available to Indemnitee, (ii) reasonably necessary and (iii) not privileged or otherwise protected from disclosure to determine whether and to what extent Indemnitee is entitled to indemnification. Upon written request by Indemnitee for indemnification pursuant to the preceding sentence, a determination with respect to Indemnitee’s entitlement thereto shall be made as follows: (i) if requested by Indemnitee, by Independent Counsel, or (ii) if no request is made by Indemnitee for a determination by Independent Counsel, (A) by the Board by a majority vote of a quorum consisting of the Disinterested Directors, or (B) if a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, or (C) if a quorum of Disinterested Directors so directs, by the stockholders of the Company. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of Indemnitee, the Independent Counsel shall be selected by the Board unless there shall have occurred within two (2) years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a “Change of Control”, in which case the Independent Counsel shall be selected by Indemnitee unless Indemnitee shall request that such selection be made by the Board. Any Independent Counsel, member of the Board or stockholder of the Company shall act reasonably and in good faith in making a determination regarding Indemnitee’s entitlement to indemnification under this Agreement.

(b)           Application to Court. If (i) the claim for indemnification of Expenses is denied, in whole or in part, (ii) no disposition of such claim is made by the Company within sixty (60) days after the request therefor or (iii) payment of indemnification is not made pursuant to Section 5 of this Agreement, Indemnitee shall have the right to apply to the court in which the Proceeding is or was pending or any other court of competent jurisdiction, for the purpose of enforcing Indemnitee’s right to indemnification pursuant to this Agreement.

(c)           Expenses Related to the Enforcement or Interpretation of this Agreement. The Company shall indemnify Indemnitee against all reasonable Expenses incurred by Indemnitee in connection with any hearing or proceeding under this Section 8 involving Indemnitee and against all reasonable Expenses incurred by Indemnitee in connection with any other proceeding between the Company and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement, unless a court of competent jurisdiction finds that each of the claims and/or defenses of Indemnitee in any such proceeding was frivolous or made in bad faith.

8.           Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated:

(a)           Claims Initiated by Indemnitee. To indemnify Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, with a reasonable allocation where appropriate, unless (i) such indemnification is expressly required to be made by law, (ii) the Proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the Nevada Revised Statutes of the State of Nevada or (iv) the Proceeding is brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 78.7502 in advance of a final determination;

(b)           Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by Indemnitee with respect to any Proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such Proceeding was not made in good faith or was frivolous;

(c)           Unauthorized Settlements. To indemnify Indemnitee under this Agreement for any amounts paid in settlement of a Proceeding unless the Company provides its prior written consent to such settlement, which consent shall not be unreasonably withheld;

(d)           Claims Under Section 16(b). To indemnify Indemnitee for Expenses associated with any Proceeding related to, or the payment of profits made from, the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law; or

(e)           Payments Contrary to Law. To indemnify Expenses to Indemnitee for which payment is prohibited by applicable law.

9.           Non-Exclusivity. The provisions for indemnification of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, the Company’s Articles of Incorporation or By-laws, the vote of the Company’s stockholders or Disinterested Directors, other agreements, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while occupying Indemnitee’s position as an Agent of the Company, and Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an Agent of the Company and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

10.           Permitted Defenses. It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the Indemnitee has made an undertaking to repay any amounts advanced in the event that there shall be a final determination that Indemnitee is not entitled to indemnification by the Company) that the Indemnitee has not met the standard of conduct which makes it permissible under the Nevada Revised Statutes of the State of Nevada for the Company to indemnify the Indemnitee for the amount claimed (but the burden of proving such defense shall be on the Company) or that Indemnitee is not entitled to indemnification because of the limitations set forth in Section 9 hereof. Neither the failure of the Company (including its Board, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Revised Statutes of the State of Nevada, nor an actual determination by the Company (including its Board, Independent Counsel or stockholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

11.           Subrogation. In the event the Company is obligated to make a payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery under an insurance policy or any other indemnity agreement covering Indemnitee, who shall execute all documents required and take all action that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights (provided that the Company pays Indemnitee’s costs and expenses of doing so), including without limitation by assigning all such rights to the extent of such indemnification of Expenses.

12.           Survival of Rights.

(a)           All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an Agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding by reason of the fact that Indemnitee was serving in the capacity referred to herein.

(b)           The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

13.           Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary.

14.           Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 15 hereof.

15.           Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless it is in a writing signed by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

16.           Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon delivery if delivered by hand to the party to whom such notice or other communication shall have been directed, (b) if mailed by certified or registered mail with postage prepaid, return receipt requested, on the third business day after the date on which it is so mailed, (c) one business day after the business day of deposit with a nationally recognized overnight delivery service, specifying next day delivery, with written verification of receipt, or (d) on the same day as delivered by confirmed facsimile transmission if delivered during business hours or on the next successive business day if delivered by confirmed facsimile transmission after business hours. Addresses for notice to either party shall be as shown on the signature page of this Agreement, or to such other address as may have been furnished by either party in the manner set forth above.

17.           Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Nevada as applied to contracts between Nevada residents entered into and to be performed entirely within Nevada.

18.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforcement is sought needs to be produced to evidence the existence of this Agreement.

The parties hereto have entered into this Indemnification Agreement effective as of the date first above written.

Indemnitee:		The Company:

ORIENT PETROLEUM AND ENERGY, INC.
/s/ Steven Shixian Wang
Steven Shixian Wang
		By:	/s/ Anping Yao
Address:	18419 Sunburst Street		Anping Yao

	Northridge, California 91325	Title:	Chief Executive Officer and Chairman of the Board